UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            April 1, 2006
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



 Delaware                        0-12957                        22-2372868
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(State or other jurisdiction   (Commission File No.)  (IRS Identification No.)
of incorporation)


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                685 Route 202/206, Bridgewater, New Jersey 08807
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code          (908) 541-8600
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         (Former name or former address, if changed since last report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2006, the Compensation Committee of the Board of Directors of Enzon Pharmaceuticals, Inc. ("Enzon") approved an increase in the compensation of certain executive officers of Enzon. In November 2005, at the time of the determination of executive officer annual bonuses for 2005 and the regular annual increase in executive officer base salaries for 2006, the Compensation Committee determined that the advice of an outside compensation consulting firm was necessary to assist the Compensation Committee in determining the appropriate compensation for the Company's executive officers for 2006. In February 2006, the Compensation Committee engaged an independent compensation consulting firm to prepare a benchmarking study of executive officer compensation. After taking into account the results of this study and other relevant information, the Compensation Committee determined to increase the base salary of, and provide incentive compensation to, certain of Enzon's executive officers as set forth below.

-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
  Name and Title of Executive      Base Salary      Target 2006 Cash    2006 Cash Bonus    Restricted      Stock
            Officer                 effective            Bonus               Range            Stock       Options
                                  April 1, 2006    (as percentage of   (as percentage of   Units Grant     Grant
                                                      base salary)        base salary)
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
Jeffrey Buchalter,                       $700,000  100%                0-200%              198,100      367,900
President and Chief Executive
Officer
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
Ivan Horak, Executive Vice               $475,000  60%                 0-120%              66,200       122,900
President, Research and
Development and Chief
Scientific Officer
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
Craig Tooman, Executive Vice             $400,000  60%                 0-120%              55,800       103,500
President, Finance and Chief
Financial Officer
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
Ralph del Campo, Executive               $367,500  50%                 0-100%              42,000       78,000
Vice President, Operations
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------
Paul Davit, Executive Vice               $325,000  50%                 0-100%              31,900       59,200
President, Human Resources
-------------------------------- ----------------- ------------------- ------------------- ------------ -------------

The restricted stock units and options to purchase common stock were granted on April 3, 2006. The 2006 annual cash bonuses for the executive officers will be based on objective individual and corporate objectives, targets and factors and evaluation as to the extent of achievement thereof. The individual objectives, targets and factors were separately determined for each executive officer and reflect operational and other achievements specific to such executive officer's position and duties.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2006

                                 By:  /s/ CRAIG A. TOOMAN
                                 Name:  Craig A. Tooman
                                 Title:  Executive Vice President, Finance
                                 and Chief Financial Officer